Low Beta Tactical 500 Fund

Investor Class - LBTTX Institutional Class - LBETX

a series of Northern Lights Fund Trust IV

Supplement dated August 6, 2019

to the Fund’s Prospectus and Statement of Additional Information dated September 28, 2018,

as supplemented April 11, 2019

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Important Notice Regarding Change in Investment Objective

Effective on or about September 30, 2019, the Fund’s investment objective will be changed from:

“The Fund’s objective is to outperform the S&P 500 Index with lower volatility than the Index.”

to the following investment objective:

“The Fund’s objective seeks to provide total returns in the S&P 500 Index with lower volatility than the Index.”

This change requires revisions to the Fund’s Prospectus and Statement of Additional Information that are subject to review by the Securities and Exchange Commission. A revised Prospectus will be provided to you when the changes are effective.

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This Supplement, and the Fund’s Prospectus and Statement of Additional Information dated September 28, 2018, as supplemented April 11, 2019, provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-844-655-9371.